AMENDMENT TO AGREEMENT AND PLAN OF MERGER

     AMENDMENT, dated as of April 14, 2004 to Agreement and Plan of Merger, dated as of July 19, 2002, by and among Terex Corporation, a Delaware corporation ("Buyer"), and Robert Wilkerson, S. Ward Bushnell and F. Roger Brown and the limited partnerships signatories hereto (each individually, a "Seller" and collectively, the "Sellers").

     WHEREAS, the undersigned entered into that certain Agreement and Plan of Merger dated as of July 19, 2009 (the "Merger Agreement;" all defined terms used herein shall have the meaning ascribed to them in the Merger Agreement unless otherwise indicated);

     WHEREAS, the Merger Agreement provided for Buyer to make an Acces Receivable Contingent Payment determined base on a percentage of the collections of amounts owed pursuant to the Acces Industrie Receivable;

     WHEREAS, due to changes in accounting treatment, prior to the Closing Date the transaction with Acces Industrie was reclassified from a sale to a lease on the books and records of Genie Industries, Inc.;

     WHEREAS, the items referred in the previous recital have caused the parties to be unable to agree on the amount of the Access Receivable Contingent Payment to be paid to the Sellers in accordance with the formula provided for in the Merger Agreement; and

     WHEREAS, for the reasons set forth above the undersigned have agreed to amend the Merger Agreement as provided for below to modify the manner in which the Access Receivable Contingent Payment is determined.

     NOW, THEREFORE, in consideration of the foregoing, the undersigned agree as follows:

     1. The definition of "Sellers' Applicable Percentage" is hereby amended and restated in it entirety as follows: "`Sellers' Applicable Amount' shall mean US$0.403734 for each Euro collected with respect to the Acces Industrie Receivable up to a maximum of US$15,000,000." All references in the Merger Agreement to "Seller' Applicable Percentage" shall be deemed changed to "Sellers' Applicable Amount."

     2.   The undersigned agree that:

          (a) The amount of the Acces Industrie Recievable as of the Closing Date was Euro 37,153,158.00.

          (b) The aggregate amount collected with respect to the Acces Industrie Receivable for the first three Post-Closing Calendar Half periods ended on March 17, 2004 was Euro 21,030,000.

          (c) The amount owed by Buyer to Sellers calculated as Sellers' Applicable Amount in accordance with the formula provided for in
               Section 7.7 of the Merger Agreement and amend and restated in Paragraph 3 below is US$8,490,000.00, which amount Buyer agrees to pay to Sellers in cash within five (5) Business Days after Sellers have provided that Buyer with written payment instructions.

     3. Section 7.7 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

                  "7.7 Acces Industrie Receivable Contingent Payment. (a) Following the Closing and irrespective of any indemnification payment made pursuant to Section 11.2(f), Buyer shall, or shall cause its

         Affiliates to, use its commercially reasonable efforts to collect the Acces Industrie Receivable; provided, however, that Buyer shall not be required to pursue collection of the Acces Industrie Receivable through Litigation. Following the end of each Post-Closing Calendar Half (as defined below), Buyer shall deliver to the Sellers a certificate (the "Receivables Certificate") setting forth the amount of the Acces Industrie Receivable collected during the previous Post-Closing Calendar Half, (ii) the amount of the Acces Industrie Receivable then outstanding, and (iii) the amount (the "Acces Receivable Past Due Amount"), if any, of the Acces Industrie Receivable more than ninety
         (90) days past due. Any dispute as to the contents of a Receivables Certificate shall be satisfied by the parties as if it were a "claim" in accordance with Section 11.4.

          (b) Within ten (10) Business Days following the delivery of each Receivable Certificate, commencing with the Receivables Certificate for the Post-Closing Calendar half ended March 17, 2004, Buyer shall either, at the sole option of Buyer, (i) pay to Sellers an amount in US Dollars equal to the Sellers' Applicable Amount based on the amount of Euros collected during such Post-Closing Calendar Half with respect to the Acces Industrie Receivable or (ii) issue to Sellers (the "Acces Receivable Contingent Payment") a number of fully paid and non-assessable shares of Buyer Common Stock equal to the quotient of (A) the Sellers' Applicable Amount based on the amount of Euros collected during such Post-Closing Calendar Half with respect to the Acces Industrie Receivable, divided by (B) the average of the closing prices of Buyer Common Stock on the NYSE, as reported by The Wall Street Journal (national edition) (or if not reported thereby, as reported by any other authoritative source) for ten (10) consecutive Trading Days ending on the last day of such Post-Closing Calendar Half. Subject to the provisions of this
               Section 7.7, each Seller shall receive a portion of the Acces Industrie Receivable Contingent Payment equal to the Seller's Pro Rata Portion. For purposes of this Section 7.7, "Post-Closing Calendar Half" means each six-month period ending during the period which begins after the Closing Date and which ends prior to, or includes, the last date on which payments are due under the Acces Industrie Receivable, provided that the first Post-Closing Calendar Half shall be deemed to begin on the Closing Date."

         4. Section 11.2 (f) of the Merger Agreement is hereby deleted in its entirety.

         5. Except as expressly modified or amended hereby, the Merger Agreement shall remain unchanged and in full force and effect.

         6. This Amendment may be executed in any number of counterparts and by fax, each of which when so executed and delivered shall be deemed an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                           TEREX CORPORATION


                                           By:       /s/ Ronald DeFeo
                                               ---------------------------------
                                                    Name  Ronald DeFeo
                                                    Title:  Chairman and CEO


                                                     /s/ Robert Wilkerson
                                               ---------------------------------
                                               ROBERT WILKERSON

                                                     /s/ S. Ward Bushnell
                                               ---------------------------------
                                               S. WARD BUSHNELL



                                                     /s/ F. Roger Brown
                                               ---------------------------------
                                               F. ROGER BROWN



                                               WILKERSON LIMITED PARTNERSHIP


                                               By:   /s/ Robert Wilkerson
                                               ---------------------------------
                                                     Name:  Robert Wilkerson
                                                     Title:


                                               BUSHNELL LIMITED PARTNERSHIP


                                               By:   /s/ S. Ward Bushnell
                                               ---------------------------------
                                                     Name:  S. Ward Bushnell
                                                     Title:


                                               R. BROWN LIMITED PARTNERSHIP


                                               By:   /s/ F. Roger Brown
                                               ---------------------------------
                                                     Name:  F. Roger Brown
                                                     Title: